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                                                                  EXHIBIT 99.1

ION LOGO                                                         PRESS RELEASE
===============================================================================
FOR IMMEDIATE RELEASE

                                                                        CONTACTS
                                                      Investors: Joseph Zappulla
                                            Wall Street Investor Relations Corp.
                                                                    212-714-2445

                                             investor-relations@ion-networks.com
                                                Press:            Jonathan Brown
                                                              ION Networks, Inc.
                                                                    732-529-0024
                                                 Jonathan.brown@ion-networks.com





                   ION NETWORKS REPORTS
                      FINANCIAL RESULTS FOR FIRST
                          QUARTER ENDED MARCH 31, 2003



PISCATAWAY, N.J May 12, 2003--ION Networks Incorporated (OTC: IONN), a provider of security and management solutions that protect critical infrastructure from internal and external security threats, today announced results for its first fiscal quarter ended March 31, 2003.

Net sales for the quarter ended March 31, 2003 were approximately $765,000 compared to approximately $853,000 in the previous quarter ended December 31, 2002. Net sales were approximately $2,076,000 in the quarter ended March 31, 2002.

The Company incurred a net loss for the quarter ended March 31, 2003 of approximately $875,000 or $0.04 per share. This compares with a net loss of approximately $2.2 million or $0.10 per share for the previous quarter and approximately $1.2 million or $0.06 per share for the quarter ended March 31, 2002.


     -------------------------------- ------------------------------------
                               Three months Ended
                                  (Unaudited)*
                                         3/31/03            3/31/02
     Net sales                             $765             $2,076
     Operating Loss                       $(877)           $(1,209)
     Net loss                             $(875)           $(1,218)
     Net loss per share                  $ (0.04)          $ (0.06)
     Basic and diluted shares           23,512,668        18,890,609
     -------------------------------- --------------- --------------------

         *In 000s except "per share" amounts

For the quarter ended March 31, 2003, gross margins were 68 percent, compared to 40 percent for the previous quarter and 54 percent for the quarter ended March 31, 2002.


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CONFERENCE CALL

ION Networks will host a conference call at 5 p.m. (EST) today, Monday, May 12, to discuss the Company's financial results for the quarter. The conference call can be accessed by dialing 800-621-5346 and providing the following reservation number: 21144003.

It is recommended that participants call at least 10 minutes before the call is scheduled to begin.

ABOUT ION NETWORKS

ION Networks, Inc. is a provider of security and management solutions that protect critical information and infrastructure from internal and external security threats. The ION Secure suite helps customers protect critical infrastructure and maximize operational efficiency while lowering operational costs. ION Networks' customers include AT&T, Bank of America, British Telecom, Citigroup, Entergy, Fortis Bank, Oracle, Sprint and the U.S. Government. Headquartered in Piscataway, New Jersey, the Company has installed tens of thousands of its products worldwide.


More information can be obtained from www.ion-networks.com.


ION   Networks(TM)   and  ION   Secure(TM)   are  trademarks  of  ION  Networks,
Incorporated. All other trademarks and registered trademarks in this document are the properties of their respective owners.

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. These statements include, but are not limited to, statements regarding the Company's plans to secure additional capital and the Company's ability to gain further market recognition. The factors that could cause actual future results to differ materially from the forward-looking statements include the following: fluctuations in customer demand; changes in the Company's sales force and management; fluctuations in spending on technology generally and security solutions in particular; insufficiency of operating capital; general economic conditions (both domestic and abroad); the rapid technological change which characterizes the Company's markets; the risks associated with competition; the risks associated with the expansion of the Company's sales channels; the risk of new product introductions and customer acceptance of new products; the risks associated with international sales as the Company expands its markets; and the ability of the Company to compete successfully in the future, as well as other risks identified in the Company's Securities and Exchange Commission Filings, including but not limited to those appearing within the Company's most recent Form 10-KSB and amendments thereto, and form 10-QSB, respectively filed with the Securities and Exchange Commission on August 21, 2002 and November 14, 2002.



                       ***** Financial Tables Follow *****


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ION Networks, Inc and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

                                                                                  March           December 31,
                                                                                 31, 2003            2002

                                                                                   2003
                                   ASSETS                                      (Unaudited)            2002
                                                                              ---------------    ----------------

Current assets
   Cash and cash equivalents                                                       $ 397,185           $ 865,684
   Accounts receivable, less allowance for doubtful accounts of
     $90,799, and $90,521, respectively                                              453,985             561,762
   Inventory, net                                                                  1,174,182           1,259,268
   Prepaid expenses and other current assets                                         121,549             203,934
                                                                              ---------------    ----------------
     Total current assets                                                          2,146,901           2,890,648

Restricted cash                                                                            -             125,700
Property and equipment, net                                                          418,694             485,735
Capitalized software, less accumulated amortization of $4,083,247 and
$3,920,223, respectively                                                             672,202             764,429
Other assets                                                                           4,115              14,878
                                                                              ---------------    ----------------
     Total assets                                                                 $3,241,912          $4,281,390
                                                                              ===============    ================

                    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Current portion of capital leases                                               $  89,033            $ 87,057
   Current portion of long-term debt                                                   5,890               4,004
   Accounts payable                                                                1,099,265           1,195,023
   Accrued expenses                                                                1,044,974             906,154
   Accrued payroll and related liabilities                                           128,461             185,358
   Deferred income                                                                   129,384             155,021
   Sales tax payable                                                                  73,381              84,025
   Other current liabilities                                                          91,031              89,317
                                                                              ---------------    ----------------
     Total current liabilities                                                   $ 2,661,419          $2,705,959
                                                                              ---------------    ----------------

Long term portion of capital leases                                                   50,538              73,551
Long term debt, net of current portion                                                     -               5,717

Commitments and contingencies

Stockholders' Equity
   Preferred stock - par value $.001 per share; authorized 1,000,000 shares at
     March 31, 2003, and December 31, 2002;  200,000 shares  designated Series A at March 31, 2003 and December 31, 2002; 166,835 shares issued
     and outstanding at March 31, 2003 and December 31, 2002                             167                 167
   Common stock - par value $.001 per share; authorized 50,000,000 shares at
     March 31, 2003 and December 31, 2002;
     24,875,500 shares issued and outstanding at March 31, 2003
     24,875,500 shares issued and outstanding at December 31, 2002                    24,876              24,876
   Additional paid-in capital                                                     44,585,740          44,680,740
   Notes receivable from officers                                                  (480,658)           (473,405)
   Deferred compensation                                                                   -                   -
   Accumulated deficit                                                          (43,597,858)        (42,722,946)
    Accumulated other comprehensive income                                           (2,312)            (13,269)
                                                                              ---------------    ----------------
   Total stockholder's equity                                                        529,955           1,496,163
                                                                              ---------------    ----------------

     Total liabilities and stockholders' equity                                   $3,241,912         $ 4,281,390
                                                                              ===============    ================

                                                                              ===============    ================




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ION Networks, Inc and Subsidiaries
Consolidated Statement Of Operations
(Unaudited)

                                                           Three Months
                                                              Ended       Three Months, Ended
                                                            March 31,           March 31,

                                                               2003                2002
                                                          ---------------    ------------------

Net sales                                                     $  765,119           $ 2,076,197

Cost of sales                                                    243,988               961,085
                                                          ---------------    ------------------
   Gross Margin                                                  521,131             1,115,112
                                                          ---------------    ------------------

Research and development expenses                                137,399               171,116
Selling, general and administrative expenses                   1,026,703             1,714,159
Depreciation and amortization expenses                           234,115               439,296
                                                          ---------------    ------------------
   Loss from operations                                        (877,086)           (1,209,459)

   Interest income                                                 9,543                22,924
   Interest expense                                              (7,369)               (6,647)
                                                          ---------------    ------------------
                                                               (874,912)           (1,193,182)
   Loss before income taxes

Income tax expense                                                     -                24,364
                                                          ---------------    ------------------

   Net loss                                                  $ (874,912)         $ (1,217,546)
                                                          ===============    ==================


Per share data

   Basic and diluted                                          $   (0.04)            $   (0.06)

Weighted average number of common shares outstanding
   Basic and diluted                                          23,512,668            18,890,609



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